SUPPLEMENT TO THE PROSPECTUSES

                     CREDIT SUISSE INTERNATIONAL FOCUS FUND

        CREDIT SUISSE INSTITUTIONAL FUND - INTERNATIONAL FOCUS PORTFOLIO

               CREDIT SUISSE TRUST - INTERNATIONAL FOCUS PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

     Emily Alejos and Chris Matyszewski (see biographies below) join the Credit Suisse International Equity Team, which is responsible for the day-to-day management of the fund. The current members of the team are Nancy Nierman, Anne Budlong, Greg Norton-Kidd and Harry Jaffe.

Team Members Biographies

     EMILY ALEJOS, CFA, Director, is a telecommunications-services sector specialist in international equities. She serves as Chief Investment Officer for Latin American equities. She joined CSAM in 1997 after working as an emerging-markets portfolio manager at Bankers Trust from 1993 to 1997. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos holds a B.A. in economics and development studies from Brown University and an M.B.A. from Stanford University.

     CHRIS MATYSZEWSKI, CFA, Vice President, is a sector specialist in international equities. He joined CSAM in 2004 from Federated Investors, where he was a portfolio manager and analyst from 1997 to 2002 focusing on emerging equity markets. Previously, he was an international equity trader at Brandes Investment Partners; medical missions coordinator at Operation Smile, a non-profit group; and a derivatives trader at Berisford Capital Markets Group. Mr. Matyszewski holds a B.S. in finance from Villanova University and an M.B.A. in international finance from Thunderbird, the American Graduate School of International Management.

The biographies of the other team members are in the Prospectuses.

Dated: January 23, 2004                                             16-0104
                                                                    for
                                                                    WPISF
                                                                    ADINF
                                                                    CSIFL
                                                                    CSINI
                                                                    TRINF
                                                                    2004-01